Trade and other receivables	12 Months Ended
Oct. 31, 2019
Trade and other receivables [Abstract]
Trade and other receivables
16 Trade and other receivables

	October 31, 2019	October 31, 2018
	$m	$m
Trade receivables	877.9	1,089.6
Loss allowance	(42.4)	(41.9)
Trade receivables net	835.5	1,047.7
Prepayments	53.9	60.0
Other receivables	87.2	79.0
Contract assets	56.3	85.3
	1,032.9	1,272.0

Concentrations of credit risk with respect to trade receivables are limited due to the Group’s customer base being large and unrelated. The Group considers the credit quality of trade and other receivables on a customer-by-customer basis. The Group considers that the carrying value of the trade and other receivables that is disclosed below gives a fair presentation of the credit quality of the assets. This is considered to be the case as there is a low risk of default due to the high number of recurring customers and credit control policies. In determining the recoverability of a trade receivable, the Group considers the ageing of each debtor and any change in the circumstances of the individual receivable. Due to this, management believes there is no further credit risk provision required in excess of the normal provision determined by the expected credit loss methodology applied.

At October 31, 2019 and October 31, 2018, the carrying amount approximates the fair value of the instrument due to the short-term nature of the instrument. The trade receivables of $877.9m at October 31, 2019 (October 31, 2018: $1,089.6m) are net of the $nil (October 31, 2018: $21.5m) loss allowance in the opening balance sheet for the HPE Software business (note 38) as amounts provided in the prior period have been utilized in the current period.

As at October 31, 2019, a loss allowance of $42.4m (October 31, 2018: $41.9m) was recognized for trade receivables.

The ageing of these receivables is as follows:

	Current $m	Up to three months $m	Three to four months $m	Over four months $m	Total $m
October 31, 2019
Gross trade receivables	696.0	110.1	8.9	62.9	877.9
Loss allowance	(8.9)	(3.8)	(1.5)	(28.2)	(42.4)
Net trade receivables	687.1	106.3	7.4	34.7	835.5

October 31, 2018
Gross trade receivables	798.5	153.4	13.6	124.1	1,089.6
Loss allowance	-	-	(3.6)	(38.3)	(41.9)
Net trade receivables	798.5	153.4	10.0	85.8	1,047.7

Movements in the Group provision for impairment of trade receivables were as follows:

	October 31, 2019	October 31, 2018
	$m	$m
At November 1 / May 1 (calculated under IAS 39)	41.9	2.6
Accounting policy change (IFRS 9 - recognized against retained earnings on November 1, 2018)	20.0	-
Revised November 1 / May 1	61.9	2.6
Loss allowance provided in the period	16.0	40.0
Receivables written off as uncollectable	(35.5)	(0.7)
At October 31	42.4	41.9

The creation and release of the loss allowance for receivables have been included in selling and distribution costs in the Consolidated statement of comprehensive income. Amounts charged in the allowance account are generally written off when there is no expectation of recovering additional cash. The Group does not hold any collateral as security.

The loss allowance for trade receivables is measured at an amount equal to the life-time expected credit losses as allowed for by IFRS 9. Prior to the adoption of IFRS 9 on November 1, 2018, trade receivables were stated net of allowances for estimated irrecoverable amounts due to the identification of a loss event (the incurred loss method).

Contract assets relate to amounts not yet due from customers and contain no amounts past due.